EXHIBIT 10.2

Execution Version

AMENDMENT NO. 5

Dated as of May 21, 2024

among

GARRETT MOTION INC.,
as Holdings,

GARRETT LX I S.À R.L.,
as Lux Borrower,

GARRETT MOTION HOLDINGS INC.,
as U.S. Co-Borrower,

GARRETT MOTION SÀRL,
as Swiss Borrower,

The Guarantors Party Hereto,

The Lenders and Issuing Banks Party Hereto,

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

AMENDMENT NO. 5

This AMENDMENT NO. 5 (this “Amendment”), dated as of May 21, 2024, by and among GARRETT MOTION INC., a Delaware corporation (“Holdings”), GARRETT LX I S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg with registered office at 9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies’ Register under number B225642 (the “Lux Borrower”), GARRETT MOTION HOLDINGS INC., a Delaware corporation (the “U.S. Co-Borrower” and, together with the Lux Borrower, the “Term Borrowers”), GARRETT MOTION Sàrl (f/k/a Honeywell Technologies Sàrl), a limited liability company (société à responsabilité limitée) organized under the laws of Switzerland (the “Swiss Borrower”), the GUARANTORS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent” and for purposes of Section 8 hereof, as Administrative Agent and pledgee under each Swiss law accessory (akzessorische) Swiss Security Document for itself, including, without limitation, as creditor of the Loan Parallel Debt (as defined in the Existing Credit Agreement (as defined below)) and as direct representative (direkter Stellvertreter) in the name and for the account of all other Secured Parties (as defined in the Existing Credit Agreement)), the FIFTH AMENDMENT INCREMENTAL REVOLVING LENDERS (as defined below) and each of the ISSUING BANKS party hereto. Capitalized terms used herein (including the preamble and preliminary statements hereof) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)       WHEREAS, Holdings, the Borrowers, the Lenders and Issuing Banks party thereto from time to time and the Administrative Agent are party to that certain Credit Agreement, dated as of April 30, 2021 (as amended by Amendment No. 1, dated as of January 11, 2022, Amendment No. 2, dated as of March 22, 2022, Amendment No. 3, dated as of April 27, 2023, Amendment No. 4, dated as of May 21, 2024, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”);

(2)        WHEREAS, the Borrowers have requested that the Fifth Amendment Incremental Revolving Lenders provide, pursuant to Section 2.21(a) of the Existing Credit Agreement, Fifth Amendment Incremental Revolving Commitments (as defined below) in an aggregate principal amount of $30,250,000;

(3)       WHEREAS, each Fifth Amendment Incremental Revolving Lender that executes and delivers this Amendment as a Fifth Amendment Incremental Revolving Lender will provide its Fifth Amendment Incremental Revolving Commitment and make Borrowings thereunder available to the Swiss Borrower on and following the Fifth Amendment Effective Date (as defined below) in an aggregate principal amount equal to its Fifth Amendment Incremental Revolving Commitment (the “Revolving Facility Upsize”);

(4)       WHEREAS, on the Fifth Amendment Effective Date, after giving effect to the Revolving Facility Upsize, the Aggregate Revolving Commitment will be $600,000,000;

(5)       WHEREAS, Holdings, the Borrowers, the Guarantors party hereto, the Administrative Agent, the Fifth Amendment Incremental Revolving Lenders and the Issuing Banks party hereto (constituting each of the Issuing Banks) have agreed to amend certain provisions of the Existing

Credit Agreement as provided for herein to effect the Revolving Facility Upsize pursuant to Section 2.21(a) of the Existing Credit Agreement, such amendments to become effective on the Fifth Amendment Effective Date; and

(6)       WHEREAS, Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A. will act as joint lead arrangers and bookrunners with respect to this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

section 1.         Defined Terms. As used in this Amendment, the following term has the meaning specified:

“Fifth Amendment Incremental Revolving Lender” shall mean a Lender with a Fifth Amendment Incremental Revolving Commitment on the Fifth Amendment Effective Date.

section 2.         Amendment. The Existing Credit Agreement is, effective as of the Fifth Amendment Effective Date, hereby amended as follows (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”):

(a)         Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

““Fifth Amendment” means that certain Amendment No. 5, dated as of the Fifth Amendment Effective Date, among the Borrowers, Holdings, certain of the other Loan Parties, the Administrative Agent, the Fifth Amendment Incremental Revolving Lenders (as defined therein) and the Issuing Banks.”;

““Fifth Amendment Effective Date” means May 21, 2024.”;

(b)         the definition of “Loan Documents” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

““Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, any Incremental Facility Amendment, any Refinancing Facility Agreement, any Security Document, any Acceptable Intercreditor Agreement, if any is entered into, the Global Intercompany Note, any agreement designating an additional Issuing Bank as contemplated by Section 2.05(j) and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.09(d) (and, in each case, any amendment, restatement, waiver, supplement or other modification to any of the foregoing) and any document designated as a Loan Document by the Administrative Agent and the Swiss Borrower.”;

(c)         the definition of “Revolving Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

““Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.21 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.23 and Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01 or in the Assignment and Assumption, Refinancing Facility Agreement or Incremental Facility Amendment pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ Revolving Commitments as of the Effective Date was $300,000,000; pursuant to a Revolving Commitment Increase as of the First Amendment Effective Date of $124,250,000, the aggregate amount of the Lenders’ Revolving Commitments as of the First Amendment Effective Date was $424,250,000; pursuant to a Revolving Commitment Increase as of the Second Amendment Effective Date of $50,500,000, the aggregate amount of the Lenders’ Revolving Commitments as of the Second Amendment Effective Date was $474,750,000; pursuant to a Revolving Commitment Increase as of the Incremental/Maturity Extension Operative Date of $95,000,000, the aggregate amount of the Lenders’ Revolving Commitments as of the Incremental/Maturity Extension Operative Date was $569,750,000; and pursuant to a Revolving Commitment Increase as of the Fifth Amendment Effective Date of $30,250,000, the aggregate amount of the Lenders’ Revolving Commitments as of the Fifth Amendment Effective Date is $600,000,000.

section 3.         Fifth Amendment Incremental Revolving Commitments.

(a)         Subject to the terms and conditions set forth herein, on the Fifth Amendment Effective Date, each Fifth Amendment Incremental Revolving Lender agrees to provide, pursuant to Section 2.21(a) of the Existing Credit Agreement, a Revolving Commitment Increase and to make Borrowings thereunder available to the Swiss Borrower on and following the Fifth Amendment Effective Date in a principal amount not to exceed the amount set forth opposite its name on Schedule 1 (with respect to each Fifth Amendment Incremental Revolving Lender, its “Fifth Amendment Incremental Revolving Commitment” and collectively, the “Fifth Amendment Incremental Revolving Commitments”). The aggregate principal amount of the Fifth Amendment Incremental Revolving Commitments as of the Fifth Amendment Effective Date is $30,250,000.

(b)         The Fifth Amendment Incremental Revolving Commitments being provided pursuant to this Amendment shall constitute a Revolving Commitment Increase as defined in the Amended Credit Agreement and shall constitute a part of the same Class of Commitments as the Revolving Commitments outstanding under the Credit Agreement immediately prior to giving effect to this Amendment for all purposes under the Amended Credit Agreement and the other Loan Documents.

(c)         On the Fifth Amendment Effective Date, after giving effect to the foregoing clauses (a) and (b), the Aggregate Revolving Commitment will be $600,000,000.

section 4.         Representations of the Loan Parties. Each Loan Party party hereto hereby represents and warrants to the other parties hereto on and as of the Fifth Amendment Effective Date that:

(a)    this Amendment has been duly authorized, executed and delivered by each such Loan Party and constitutes a legal, valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity

(regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing, (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests of Foreign Subsidiaries that are not Loan Parties and (v) any other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion supplied to the Administrative Agent; and

(b)    the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects) on and as of the Fifth Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

section 5.         Conditions of Effectiveness. This Amendment and the obligation of each Fifth Amendment Incremental Revolving Lender to provide its Fifth Amendment Incremental Revolving Commitment shall become effective on the date (such date, the “Fifth Amendment Effective Date”) on which the following conditions shall have been satisfied:

(a)    The Administrative Agent (or its counsel) shall have received from each Fifth Amendment Incremental Revolving Lender, each Issuing Bank, Holdings, each Borrower, each other U.S. Loan Party, each other Swiss Loan Party and each other Loan Party organized under the laws of Luxembourg (each, a “Luxembourg Loan Party”) either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment.

(b)    The Administrative Agent shall have received a copy of (i) each organizational or constitutional document of each U.S. Loan Party, each Swiss Loan Party and each Luxembourg Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or as of the Fifth Amendment Effective Date by a director or an authorized representative of such Loan Party (where customary in any applicable jurisdiction), which shall, for the avoidance of doubt, include in the case of a Swiss Loan Party a copy of (x) up-to-date and certified articles of association (Statuten), (y) an up-to-date and certified excerpt of the competent commercial register and (z) an electronic copy of the register of beneficial owners (Verzeichnis der wirtschaftlich Berechtigten) and an electronic copy of the quota register (Anteilbuch), in each case, relating to such Swiss Loan Party; (ii) signature and incumbency certificates (where customary in any applicable jurisdiction) of the responsible officers or authorized representatives of each Loan Party executing this Amendment, (iii) copies of resolutions (or extracts of resolutions) of the board of directors or managers, shareholders, partners, and/or similar governing bodies, as applicable, of each Loan Party executing this Amendment approving and authorizing the execution, delivery and performance of this Amendment and the Amended Credit Agreement, certified as of the Fifth Amendment Effective Date by a secretary, an assistant secretary, a responsible officer or an authorized representative of such Loan Party as being in full force and effect without modification or amendment and (iv) a good standing certificate (to the extent such concept, or an analogous concept, exists) from the applicable Governmental Authority of the jurisdiction of incorporation, organization or formation of each Loan Party executing this Amendment.

(c)    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders) of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, special New York counsel for the Loan Parties, (ii) CMS Luxembourg, Luxembourg counsel for the Loan Parties, (iii) Ogier, Luxembourg counsel to the Administrative Agent and (iv) Homburger AG, Swiss counsel to the Administrative Agent, in each case (A) dated as of the Fifth Amendment Effective Date and (B) in form and substance reasonably satisfactory to the Administrative Agent.

(d)    The Administrative Agent and each Fifth Amendment Incremental Revolving Lender shall have received, at least three Business Days prior to the Fifth Amendment Effective Date, all documentation and other information about the Borrowers and the Guarantors that shall have been reasonably requested by such Person in writing at least 10 Business Days prior to the Fifth Amendment Effective Date and that such Person reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act including, if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the conditions set forth in this clause (d) shall be deemed to be satisfied).

(e)    The representations and warranties of each Loan Party set forth in Section 4 hereof and in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects) on and as of the Fifth Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(f)     The Lenders shall have received a certificate from a Financial Officer of Holdings, substantially in the form of Exhibit K to the Amended Credit Agreement, certifying as to the solvency of Holdings and its Restricted Subsidiaries as of the Fifth Amendment Effective Date on a consolidated basis after giving effect to the transactions contemplated hereby.

(g)    No Event of Default of the type set forth in Section 7.01(a), (b), (h) or (i) shall have occurred and be continuing or shall result from the transactions contemplated by this Amendment.

(h)    The Administrative Agent shall have received a certificate from a Financial Officer of Holdings, dated the Fifth Amendment Effective Date, confirming compliance with the condition set forth in Sections 5(e) and (g).

(i)    The Administrative Agent shall have received all fees payable thereto on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Fifth Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Loan Parties hereunder or under any other Loan Document on or prior to the Fifth Amendment Effective Date.

(j)    The Administrative Agent shall have received the results of a recent UCC, tax and judgment lien search in each relevant U.S. jurisdiction with respect to each of the Loan Parties as the Administrative Agent may request.

section 6.         Post-Closing Covenant. Each of Holdings and the Borrowers will, and will cause each of its Subsidiaries that is a Loan Party to (with respect to the Non-U.S. Loan Parties, to the extent provided for in the Agreed Guaranty and Security Principles), within 90 days of the Fifth Amendment Effective Date (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion), execute any and all further documents, financing statements, reaffirmations, agreements and instruments, and take all such further actions (including the delivery of legal opinions, filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and any foreign equivalents of the foregoing, and the recording of instruments in the United States Patent and Trademark Office and the United States Copyright Office), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied and are necessary in the applicable jurisdiction in order for Liens on the Collateral to remain perfected, all at the expense of the Loan Parties.

section 7.         Consent and Affirmation of Loan Parties. Each of the Loan Parties party hereto, in its capacity as a guarantor under the Guarantee Agreement and a pledgor under the other Security Documents to which it is a party, hereby (i) consents to the execution, delivery and performance of this Amendment and agrees that each of the Guarantee Agreement and the Security Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Fifth Amendment Effective Date, except that, on and after the Fifth Amendment Effective Date, each reference to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement, and (ii) confirms that, notwithstanding the effectiveness of the terms hereof, the Security Documents to which such Loan Party is a party and all of the Liens on the Collateral described therein remain in full force and effect, are not released or reduced and do, and shall continue to, secure the payment of all of the Obligations, including the obligations in respect of the Fifth Amendment Incremental Revolving Commitments and the obligations under this Amendment.

section 8.         Swiss Security Confirmation.

(a)       Each of Garrett TS Ltd., Garrett Motion Switzerland Holdings Sàrl and Garrett Motion Sàrl (the “Swiss Security Providers”) agrees and confirms for the benefit of the Administrative Agent, acting as administrative agent and pledgee under each Swiss Security Document (as defined in the Existing Credit Agreement) for itself, including, without limitation, as creditor of the Loan Parallel Debt (as defined in the Existing Credit Agreement), and as direct representative (direkter Stellverterter) in the name and for the account of all other Secured Parties, with the effect as of the Fifth Amendment Effective Date: (i) it is and continues to be bound by its obligations as set out in each of the existing Swiss Security Documents to which it is a party; and (ii) the security interest created pursuant to each of the existing Swiss Security Documents to which it is a party shall remain in full force and effect and shall continue to secure any and all Secured Obligations (as amended, modified, extended, replaced, restated and/or increased pursuant to this Amendment, subject in each case to applicable limitations set out in the relevant Swiss Security Document).

(b)       Each of Garrett Motion Switzerland Holdings Sàrl and Garrett Motion Sàrl further agrees and confirms to the Administrative Agent, acting as administrative agent as indirect representative (indirekter Stellvertreter) in its own name but for the account of all Secured Parties, including, without limitation, as creditor of the Loan Parallel Debt (as defined in the Existing Credit Agreement): (i) it is and continues to be bound by its obligations as set out in each of the existing Swiss Security Documents to which it is a party; and (ii) the security interest created pursuant to each of the existing Swiss Security Documents to which it is a party shall remain in full force and effect and shall continue to secure any and all Secured Obligations (as amended, modified, extended, replaced, restated and/or increased pursuant to this Amendment, subject in each case to applicable limitations set out in the relevant Swiss Security Document).

section 9.         Reference to and Effect on the Loan Documents.

(a)         From and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. From and after the Fifth Amendment Effective Date, this Amendment shall be a Loan Document under the Existing Credit Agreement and the Amended Credit Agreement.

(b)         The Security Documents and each other Loan Document, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing Credit Agreement and the Amended Credit Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c)         The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)         (i) This Amendment shall constitute an “Incremental Facility Amendment,” (ii) the Revolving Loans made under the Fifth Amendment Incremental Revolving Commitments shall constitute “Incremental Revolving Loans,” “Revolving Loans” and “Loans” and (iii) and the Fifth Amendment Incremental Revolving Commitments shall constitute a “Revolving Commitment Increase,” “Revolving Commitments” and “Commitments,” in each case, for all purposes of the Amended Credit Agreement and the other Loan Documents.

(e)         This Amendment shall constitute notice to the Administrative Agent required under Section 2.21(a) of the Existing Credit Agreement.

section 10.      Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National

Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

section 11.      Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrowers, the Administrative Agent and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

section 12.      Governing Law; Etc.

(a)         THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT (OTHER THAN SECTION 8 HEREOF, WHICH ONLY APPLIES TO THE SWISS SECURITY PROVIDERS AS PROVIDED FOR HEREIN) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b)         EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.10 AND 9.15 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

(c)         SECTION 8 OF THIS AMENDMENT shall be exclusively governed by and construed in accordance with the substantive laws of Switzerland, under the exclusion of the Swiss international conflict of law rules. All disputes arising out of or in connection with SECTION 8 of this aMENDMENT, including disputes on its conclusion, binding effect, amendment and termination, shall exclusively be resolved by the courts that have jurisdiction for the City of Zurich, Switzerland, venue Zurich 1.

section 13.      No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to the extent expressly modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

section 14.      Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

SECTION 15.      Consent to Certain Assignments. Notwithstanding anything to the contrary in the Existing Credit Agreement or the Amended Credit Agreement, the Swiss Borrower is hereby deemed to have consented to any assignment of Revolving Loans and/or Revolving Commitments between Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GARRETT MOTION INC., as Holdings

By:	/s/ Sean Deason
	Name:	Sean Deason
	Title:	Chief Financial Officer

GARRETT LX I S.à r.l, as the Lux Borrower

By:	/s/ Anthony Lodato
	Name:	Anthony Lodato
	Title:	Class A Manager and Authorised Signatory

GARRETT MOTION HOLDINGS INC., as the U.S. Co-Borrower

By:	/s/ Jerome P. Maironi
	Name:	Jerome P. Maironi
	Title:	Secretary and Director

GARRETT MOTION Sàrl, as Swiss Borrower and a Swiss Security Provider

By:	/s/ Cyril Grandjean
	Name:	Cyril Grandjean
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment]

Garrett ASASCO Inc., as a Guarantor

By:	/s/ Anthony Lodato
	Name:	Anthony Lodato
	Title:	President

Garrett Transportation I Inc., as a Guarantor

By:	/s/ Anthony Lodato
	Name:	Anthony Lodato
	Title:	President

BRH LLC, as a Guarantor

By:	/s/ Jerome P. Maironi
	Name:	Jerome P. Maironi
	Title:	Authorized Signatory

Friction Materials LLC, as a Guarantor

By:	/s/ Jerome P. Maironi
	Name:	Jerome P. Maironi
	Title:	Authorized Signatory

Garrett Motion LLC, as a Guarantor

By:	/s/ Anthony Lodato
	Name:	Anthony Lodato
	Title:	President

[Signature Page to Fifth Amendment]

Garrett Motion Switzerland Holdings Sàrl, as Swiss Security Provider

By:	/s/ Cyril Grandjean
	Name:	Cyril Grandjean
	Title:	Authorized Signatory

Garrett TS Ltd., as Swiss Security Provider

By:	/s/ Lindsay James Howard
	Name:	Lindsay James Howard
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment]

Garrett LX IIi S.à r.l., as a Guarantor

By:	/s/ Sebastian Rey
	Name:	Sebastian Rey
	Title:	Class A Manager and Authorized Signatory

[Signature Page to Fifth Amendment]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent, a Fifth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ James Shender
	Name:	James Shender
	Title:	Executive Director

[Signature Page to Fifth Amendment]

GOLDMAN SACHS BANK USA, as a Fifth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ Dana Siconolfi
	Name:	Dana Siconolfi
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment]

Royal Bank of Canada, as an Issuing Bank

By:	/s/ Sayab Ayub
	Name:	Sayab Ayub
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment]

BNP Paribas, as an Issuing Bank

By:	/s/ Rick Pace
	Name:	Rick Pace
	Title:	Managing Director

By:	/s/ Louis Moran
	Name:	Louis Moran
	Title:	Vice President

[Signature Page to Fifth Amendment]

Morgan Stanley Senior Funding, Inc., as an Issuing Bank

By:	/s/ Jack Kuhns
	Name:	Jack Kuhns
	Title:	Vice President

[Signature Page to Fifth Amendment]

Deutsche Bank AG New York Branch, as an Issuing Bank

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Director

By:	/s/ Lauren Danbury
	Name:	Lauren Danbury
	Title:	Vice President

[Signature Page to Fifth Amendment]

Fifth Third Bank, National Association, as an Issuing Bank

By:	/s/ Andrew M. Horn
	Name:	Andrew M. Horn
	Title:	VP and Executive Director

[Signature Page to Fifth Amendment]

UniCredit Bank AG, Munich, as an Issuing Bank

By:	/s/ Reinhard Krauel
	Name:	Reinhard Krauel
	Title:	Managing Director

By:	/s/ Maximilian Lindenthal
	Name:	Maximilian Lindenthal
	Title:	Managing Director

[Signature Page to Fifth Amendment]

KeyBank National Association, as an Issuing Bank

By:	/s/ Brian Troszak
	Name:	Brian Troszak
	Title:	Vice President

[Signature Page to Fifth Amendment]

UBS Switzerland AG, as an Issuing Bank

By:	/s/ Stephane Guye-Bergeret
	Name:	Stephane Guye-Bergeret
	Title:	Director

By:	/s/ Nathanael Bourgeois
	Name:	Nathanael Bourgeois
	Title:	Executive Director

[Signature Page to Fifth Amendment]